UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2005

OTTAWA SAVINGS BANCORP, INC.

(Exact name of registrant as specified in its charter)

United States	000-51367	(to be applied for)
State of Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification Number

925 LaSalle Street, Ottawa, Illinois 61350

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (815) 433-2525

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 17, 2005, Ottawa Savings Bancorp, Inc. (the Company”) issued a press release announcing that the subscription offering of the Company’s initial public stock offering has concluded. The Company also announced that the Company has extended the community offering portion of the stock offering for a period not to exceed 45 days, or July 31, 2005. The Company reserves the right to close the community offering at any time prior to that date in its discretion. For more information, reference is made to the Company’s press release dated June 17, 2005, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01 Financial Statements And Exhibits

(c)	Exhibits.

Number	Description
99.1	Press Release dated June 17, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTAWA SAVINGS BANCORP, INC.

Date: June 21, 2005	By:	/s/ Gary L. Ocepek
Gary L. Ocepek President and Chief Executive Officer